UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 25, 2023

HEALTHCARE TRIANGLE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40903	84-3559776
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7901 Stoneridge Dr., Suite 220 Pleasanton, CA 94588

(Address of principal executive offices)

(925)-270-4812

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	HCTI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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Item 4.01 Changes in Registrant’s Certifying Accountant.

On January 25 , 2023, the Board of Directors (“Board”) of Healthcare Triangle, Inc. (the “Company” or “HTI”) engaged BF Borgers CPA PC (“Borgers”) as the Company’s independent certified public accountant to audit the Company’s financial statements for the year ended December 31, 2022.

During the Company’s two most recent fiscal years and the subsequent interim period through January 25, 2023, neither the Company nor anyone on its behalf consulted with Borgers regarding: (i) the application of accounting principles to a specified transaction, either completed or proposed; the type of audit opinion that might be rendered on the Company's consolidated financial statements, and neither a written report nor oral advice was provided that Borgers concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement or a reportable event (as defined in Item 304(a)(1)(iv) or (v) of Regulation SK) of which there were neither.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On January 25, 2023, the Board of Directors appointed Ronald McClurg, Paige Heaphy and Jainal Bhuiyan as directors to the Company’s Board of Directors. The Board believes that each of Mr. McClurg, Ms. Heaphy and Mr. Bhuiyan are “independent directors” as such term is defined by Nasdaq Rule 5605(a)(2). There was no arrangement or understanding between the new directors and any other person pursuant to which such directors were selected as directors. Each director signed an Appointment Letter Agreement with the Company, the form of which is attached hereto as Exhibit 99.1, pursuant to which each director will be: (i) paid an annual cash  stipend of $40,000 (except for Mr. Rosa, who receives an additional $20,000 as Chairman of the Board and $10,000 as chairman of the Compensation Committee, and (ii) for Mr. McClurg and Ms. Heaphy, who are paid $10,000 each for acting as the Chairman of the Audit Committee, and of the Nominating and Corporate Governance Committee, respectively); and (iii) granted options to annually acquire 50,000  shares of the Company’s common stock at an exercise price of   $0.26 per share through the earlier of January 25, 2028 or 18 months after cessation of his/her service pursuant to the Company’s 2020 Stock Incentive Plan (except for Mr. Rosa who received options to receive 200,000 shares and will receive options to acquire 100,000 shares annually). Except as otherwise provided above, no such director appointee has engaged in any other transaction with the Company in an amount that exceeded $120,000 during the Company’s fiscal year ended December 31, 2022 or as of the date of this Current Report on Form 8-K and no such transaction is currently contemplated.

The following table illustrates the composition of the Board of Directors of HTI as of the date of this Current Report on Form 8-K:

Name	Independent Director (Y/N)	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Dave Rosa(1)	Y	X	X(2)
Ronald McClurg	Y	X(2)	X	X
Paige Heaphy	Y		X	X(2)
Jainal Bhuiyan	Y	X		X
Lakshmanan Kannappan	N
Shibu Kizhakevilayil	N

(1)	Mr. Rosa has been appointed Chairman of the Board of Directors.
(2)	Chairman of the noted Committee.
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On January 25, 2023, Mr Suresh Venkatachari (“Mr. Venkatachari”) resigned as director and Chairman of the Company. Mr. Dave Rosa has been appointed as the Chairman of the Board replacing Mr. Venkatachari.

(c) On January 5, 2023 Mr. Roy Sookhoo and the Company entered into an offer letter effective January 25, 2023 pursuant to which he was engaged as the Company’s Chief Operating Officer at an annual base salary of $400,000, plus 75,757 shares of the Company’s common stock at no cost, which shares will be fully vested in the event HTI terminates his employment within the first 12 months without cause. However, if he resigns before 12 months, he will be entitled only to the shares that are vested prior to the period. He is eligible to participate in the Company’s other employee benefits including but not limited to, the “unlimited paid time off” policy with a 60 day waiting period, as well as seven paid Company holidays. The Company will also reimburse him for business expenditures paid on behalf of HTI’s business and will issue him a laptop computer for Company use only. A copy of the Offer Letter is attached hereto as Exhibit 99.2.

Mr. Sookhoo first started in the healthcare information technology industry thirty years ago. Through many roles and companies across the nation, he has become a transformational leader, helping organizations achieve their strategic objectives by enabling people, process, and technology. Prior to his joining HTI, Mr. Sookhoo was the Chief Information Officer for the University of New Mexico Sciences Center from July 2020 to August 2022 where he led all aspects of infrastructure and application technology including data centers, cybersecurity, desktop computing, data and voice networks, cloud strategy, IT performance metrics, service desk, disaster recovery, and business continuity. From January 2019 to April 2020, Mr. Sookhoo served as the Senior Vice President and Chief Information Officer and Information Security Officer for Coordinated Health, a part of Lehigh Valley Health Network, Allentown, Pennsylvania, and from September 2016 to January 2019, he was the Vice President and Chief Information Officer at the SUNY Downstate Medical Center in Brooklyn, New York. Prior thereto, he advanced in other positions of responsibility in healthcare information technology. Mr. Sookhoo earned an Executive Master of Business Administration from Columbia University, a Bachelor of Science degree in Mathematics from Brigham Young University and a Master of Science Degree from National University, San Diego, California.

There was no arrangement or understanding between him and any other person pursuant to which he was selected as an officer of the Company. There is no family relationship between Mr. Sookhoo and any directors or other executive officer of HTI. Mr. Sookhoo was a consultant to the Company during the fiscal year ended December 31, 2022 and during January 2023. Mr. Sookhoo received $130,000 in consulting fees from the Company in the fiscal year ended December 31, 2022.

Forward Looking Statements

This Current Report contains forward-looking statements that involve risks and uncertainties intended to be covered by the safe harbor for “forward-looking statements” provided by the Private Securities Litigation Reform Act of 1995, as amended. All statements other than statements of current or historical fact contained in this Current Report, including statements regarding the Company’s expected timeline for compliance with the Nasdaq’s Corporate Governance Rules, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “should,” “estimate,” “expect,” “intend,” “may,” “plan,” “project,” “will,” and similar expressions, as they relate to the Company, are intended to identify forward-looking statements. The Company has based these forward-looking statements on the current expectations about future events held by management. While the Company believes these expectations are reasonable, such forward-looking statements are inherently subject to risks and uncertainties, many of which are beyond the Company’s control. The Company’s actual future results may differ materially from those discussed here for various reasons. Given these uncertainties, you should not place undue reliance on these forward-looking statements. The forward-looking statements included in this Current Report are made only as of the date hereof. We do not undertake any obligation to update any such statements or to publicly announce the results of any revisions to any of such statements to reflect future events or developments.

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Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Form of Appointment Letter Agreement.
99.2	Offer Letter dated January 5, 2023 between the Company and Roy Sookhoo.
99.3	Amendment to Offer Letter dated January 25, 2023 between Company and Roy Sookhoo.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Healthcare Triangle, Inc.

Date: January 27, 2023	By: /s/ Thyagarajan Ramachandran
Name: Thyagarajan Ramachandran
Title: Chief Financial Officer

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